# Twin Disc Incorporated

## Investor Presentation

## November 2016



# Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2015 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

# Twin Disc At A Glance



- ★ Manufacturing location (# of facilities in each location)
- ● Company owned distribution/service location
- ○ Purchasing/sourcing offices

- Founded in 1918
- Headquartered in Racine, WI
- ≈ 800 employees
- We are a global company
  - Mfg Operations in the U.S., Belgium, Italy, India, Switzerland and Japan (JV)
  - World-wide distributor network
  - Global: 58% of fiscal 2016 sales to international markets
- Diversified product & market portfolio

# FY 2015 – Highlights


$ millions
Sales
$300
$250
$200
$150
$100
$50
$0
$285
$264
$266
$166
FY 13
FY 14
FY 15
FY 16

- **Sales down 37% from FY '16**
  - Dramatic reduction in global O&G demand due to oil prices.
  - Softening in Asian demand for commercial marine.
  - Weakness in pleasure craft continues.
  - Unfavorable currency impact of $7.9M.


$ millions
Net Earnings
$30
$20
$10
$0
-$10
-$20
$4
$4
$11
($13)
FY13
FY14
FY15
FY16

- **$13.1 million loss, or ($1.17) per diluted share, down $2.16 from FY '15**
  - Loss primarily due to volume decline, along with unfavorable mix.
  - FY16 includes restructuring of $0.9M.
  - ME&A spending decreased $1.2M (11%).

# FY17 - 1st Quarter Highlights


$ millions
Sales
$90
$75
$60
$45
$30
$15
$0
$66
$65
$37
$36
FY14
FY15
FY16
FY17

- **Sales down 4% from Q1 of FY '16**
  - No recovery in global O&G demand.
  - Continued softening in Asian commercial marine demand.


$ millions
Net Earnings*
$6
$4
$2
$0
-$2
-$4
-$6
$1
$4
($4)
($3)
FY14
FY15
FY16
FY17

- **$2.7 million loss, or $0.24 per diluted share, improved from $0.39 loss in Q1 FY '16**
  - Positive impact of cost reduction actions taken over past 5 quarters.
  - Gross profit increased 370 basis points to 25.6% despite reduced volume.

# Product/Market Diversity

Twin Disc benefits from a broad product offering with diverse market applications.

## FY16 Product Mix


Other
2.3%
Industrial
19.5%
Land-based Trans Sys
25.4%
Marine & Propulsion Sys
59.5%

**Land-Based Transmission**
- Pressure pumping (O&G)
- Airport rescue & fire fighting
- Military

**Marine & Propulsion**
- Commercial marine
- Pleasure craft
- Patrol boats

**Industrial**
- North American energy
- Global irrigation & pumping
- Environmental & natural resource

# Land-Based Transmission Systems

- ***Pressure Pumping:***
  - Achieved record units sales in fiscal ’12
  - Asian market, driven by China, has become a key source of demand and future growth.
  - Severe decline in global oil prices in ’15 have caused significant drop in demand.
  - Started to ship units to Latin America in fiscal 2014.
  - Global markets continue to represent opportunity for above average growth in the long term.

- ***Airport Rescue and Fire Fighting (ARFF) & Military:***
  - Markets to remain stable with potential for modest growth.
  - Continue to develop next generation transmission system for ARFF.









# Marine & Propulsion Systems

- ***Commercial Marine:***
  - Fiscal '15 softening in Asia following record years.
  - Fiscal '16 – '17 further decline in Asia demand, primarily due to China economy
  - European market remains stable but uncertain, likely 2-3 years to recover
  - Long term growth in Asia, Latin and North America expected to continue
  - New distribution agreement with Veth for Azimuth drives
- ***Patrol Boat:***
  - Experienced recent growth as demand for coastal security applications has increased globally
  - Expect long term growth to continue
- ***Pleasure Craft:***
  - Market remains at historic lows, some market share gains recently
  - EJS™ introduced and Cat® Three60 available
  - Likely 5+ years before market recovers to pre-recession levels
  - Continue to emphasize technological differentiation







# Industrial Products

- ***North America Energy Related:***
  - After a strong fiscal 2012, shipments and orders were impacted by oversupply in oil & gas markets.
  - Slight rebound in early FY15, followed by crash of oil prices.
  - Demand will grow as North American oil & gas market strengthens.
- ***Irrigation & Pumping Applications:***
  - PTO and industrial gearbox lines drove growth.
  - Solid reputation for quality, global service and new product development will continue to produce growth opportunities in the future.







# Geographic Diversity

- Sales to Asia Pacific peaked at 29% in FY14, declining through FY16 with reduced O&G and economic downturn in China.
- European segment relatively stable, following pleasure craft downturn in FY10/FY11.
- North American O&G driving decline in FY16.

Q1 FY17


Rest of World 6.8%
Europe 21.3%
Asia Pacific 18.5%
N. America 53.4%

FY2008


Rest of World 4.3%
Europe 37.0%
Asia Pacific 14.9%
N. America 43.8%

*Peak of mega yacht market sales*

FY2016


Rest of World 6.6%
Europe 22.3%
Asia Pacific 19.5%
N. America 51.6%

# Managing Our Cost Structure

**Announced $6 million annualized savings in Q4 FY15**

- Response to initial downturn in NA O&G demand
- Primarily Racine-based headcount actions
- $3.3 million charge recorded in Q4.

**Announced additional $4 million annualized savings in Q2 FY16**

- Dramatic drop in Asia Pacific demand middle of Q1.
- Primarily wage and benefit reductions.
- Will continue to evaluate structure/capacity reorganization opportunities.

**Ongoing focus on cost reduction**

- Additional actions in Q1 and Q2 FY17
- Q1 operating income improvement of $3 million on reduced sales

# Managing Our Cost Structure

**Capital Investments**

- Investing in core competencies
- Expanding benefit from low cost manufacturing sources
- Nearly $100 million over past 10 yrs




TWIN DISC

# Managing our Balance Sheet

## Improving Net Cash Position


$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16

- $45 million improvement in net cash since fiscal 2008.
- Balance sheet strength for extended downturn or M&A opportunities.

# Strategic Focus

**Renewed focus on product development activities to drive Industrial product growth.**

**Sale of non-core NA distribution entities.**

- Eliminated 5 locations
- Territories in good hands with long-term partner
- Generated $5 million of capital for reinvestment

**Ongoing efforts to acquire new products/technologies to diversify from O&G.**

**Remain poised with assets and production capability to benefit from O&G recovery and grow market share.**

# What Differentiates Us?

## Technology

– **Oil & Gas**
  - 8500 Series
  - 7500 Series




– **Marine**
  - Patented QuickShift®
  - Express Joystick System®




  - Dynamic Positioning/DPII
  - Rolla CFD

– **ARFF**
  - "Pump & Roll"

– **Military**
  - "Legacy" Contracts

# What Differentiates Us?

- 96+ Years of Proven Application Know-How
- Niche Market Focus



TWIN DISC
Subsidiary/Company-Owned Distributor
Third Party Distributor
Service Dealer

- Global Distribution and Service Network
- Product, Market & Geographic Diversity
- Core Manufacturing Capabilities

# Looking Ahead

# Corporate Six Month Backlog


$ millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Volatility driven by O&G cycles
S D M J S D M J S D M J S D M J S D M J S D M J S D M J S
FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17

# Fiscal 2017 & Beyond Outlook

- Anticipate second half of fiscal 2017 volume to remain in line with FY16 second half levels.
- North American Oil & Gas landscape causes difficult near term outlook.
  - No order activity for several quarters.
  - Current signals positive for some near term recovery.
  - Timing of any sustained recovery unpredictable.
  - Intent on maintaining/growing our position in this market.
- Marine markets will remain mixed
  - Asian commercial marine markets experience softening over FY15, worsening in FY16 and into FY17.
  - North American commercial marine (non-O&G) comparatively stable.
  - Global mega yacht market will remain depressed, however opportunity exists for select market share gains.
  - Patrol Boat market will continue to expand in the long-term as coastal security remains a focus around the world.

# Fiscal 2017 & Beyond Outlook

- ARFF, Military and North American industrial markets are expected to remain stable.
- Global markets will remain mixed
  - European markets will remain challenged in the near term
  - Asia continues to offer significant opportunities for above average growth rates, but experiencing short term market decline in FY16/17.
  - Unpredictable North American pressure pumping market.
- The Company is well-positioned to grow as end markets recover and remains focused on providing innovative and differentiating product and market development projects.
- Continue to focus on strategic product line and technology expansion opportunities (organic and acquisitive).

# Appendices

# Corporate Profile – Market Diversity

Pleasure Craft Market:

- *Target Markets:* High speed planing and displacement yachts from 50’ to 150’, diesel-powered
- *Products:* Transmissions, Arneson Surface Drives, Propellers, Steering/Thruster/Trim Systems, Controls, EJS
- *Channels:* Engine OEMs & dealers, & boat builders
- *Customers:* CAT, Cummins, MAN, MTU, Volvo / Azimut, Viking, Hatteras, Ferretti, Maritimo, Palmer Johnson, Riviera, Sanlorenzo, Sunseeker
- *Competition:* ZF, Reintjes / Kamewa /Side Power, Ultraflex, Veem







# Corporate Profile – Market Diversity







Work Boat Market:

- *Target Markets:* planing and displacement vessels from 30' to 250', diesel-powered
- *Products:* Transmissions, Propellers, MCD's, Controls
- *Channels:* Engine OEMs & dealers, boat builders & distribution
- *Customers:* CAT, Cummins, IVECO, Mitsubishi, Volvo / Damen / Sewart Supply (operators: Seacor, Tidewater, Groupe Bourbon, Kirby, Ingram)
- *Competition:* ZF, Reintjes / Kamewa, Hamilton

# Corporate Profile – Market Diversity

Patrol Boat Market:

- *Target Markets:* military, patrol and coast guard vessels from 30’ to 90’, diesel-powered
- *Products:* Transmissions, Arneson Surface Drives, Propellers, Steering/Thruster/Trim Systems, Controls, EJS
- *Channels:* Engine OEMs & dealers, Government agencies & boat builders
- *Customers:* CAT, CMD, MAN, MTU, Volvo / Indian Navy/Coast Guard, Israeli Navy, Turkish Coast Guard, USCG, US Navy, RCMP
- *Competition:* ZF / Kamewa / Veem



# Corporate Profile – Market Diversity

**Marine Transmissions, Propulsion & Boat Management Systems**


EJS®/Electronic Controls
Anchor Winches
Power Steering
QuickShift® Transmissions
Gangways
Bow Thrusters
Trim Tabs, Stern Thrusters
Arneson Surface Drives, Rolla Propellers, Drivelines

**We have been successful "packaging" more marine products**

- **Increasing content and value on each vessel**
- **Working directly with the shipyards**
- **Industry expert on vessel performance and handling**

# Corporate Profile – Market Diversity



Industrial Products:

- *Target Market:* Heavy duty industrial disconnect applications
- *Products:* Mechanical & hydraulic clutches, PTOs, reduction gearboxes & pump mount drives, 100 - 2,500 HP
- *Channels:* Distribution & OEMs
- *Customers:* Bandit, Morbark, Peterson Pacific / CAT, Cummins & engine dealers
- *Competitors:* Funk, NACD, PT Tech, Stiebel, Transfluid, WPT





# Corporate Profile – Market Diversity







Industrial Transmissions:

- *Target Market:* Off-highway and all-terrain specialty vehicles, diesel powered
- *Products:* Powertrain components - 400 to 3,000 HP
- *Channel:* OEM vehicle mfrs. & Distribution
- *Customers:* BAE, Rosenbauer, Oshkosh, Tatra / BJ Services, FTSI, CalFrac, NOV, MG Bryan, Trican, Tai'an, Yantai Jereh, & SJ Petro
- *Competitors:* Allison, Cat, ZF

# Marine Products - Appendix VI



QUICKSHIFT®
*You've got to feel it to believe it.*

**Marine Transmission**
**MGX 5065**
**270hp – 570hp**



QUICKSHIFT®
*You've got to feel it to believe it.*

**Marine Transmission**
**MGX 5600**
**1300hp – 2100hp**



**Marine Control Drive**
**(MCD)**
**5 Models**
**215hp – 6035hp**

# Marine Products - Appendix VI



ARNESON®
BY TWIN DISC

**Surface Drive**



ROLLA™
A Twin Disc Company



**Controls**
**EC 300**



**Express Joystick**

# Transmissions - Appendix VI



**TA90-8501**
**Fracing Transmission**
**3000hp (2300kW)**



**TA90-7500**
**Fracing Transmission**
**2600hp (1939kW)**



**TD61-1180**
**ARFF Transmission**
**705hp (526kW)**

# Industrial Products - Appendix VI



**Power Take-Off**
**HP1200**
**Released 3/16**



**Power Take-Off**
**SP314**



**Pump Drive**
**AM370**



**Clutch**



**Gear Box**



**Universal Control Drive**

Twin Disc, Incorporated



# Land-Based Products

## ***Pressure Pumping***



Remaining recoverable natural-gas resources
Top 15 countries, end 2011, trn cubic metres
Unconventional
Conventional
World total
752
NORWAY 4 10
CANADA 18 5
UNITED STATES 37 37
IRAN 4 37
RUSSIA 35 106
ALGERIA 7 8
CHINA 48 4
VENEZUELA 11 9
MEXICO 20 3
SAUDI ARABIA 4 35
QATAR 1 27
INDONESIA 9 9
NIGERIA 7 7
AUSTRALIA 22 7
ARGENTINA 23 2
By region
Trn cubic metres
174
137
132
122
74
71
45
East Europe/ Eurasia
Middle East
Asia/ Pacific
OECD Americas
Africa
Latin America
OECD Europe
Share of world primary energy, %
Oil
Coal
Gas
Hydro
Nuclear
Renewables
FORECAST
50
40
30
20
10
0
1970
1990
2010
2030
Sources: International Energy Agency; BP



U.S. domestic crude oil production by source, 1990-2040
(million barrels per day)
History
2011
Projections
Source: EIA, Annual Energy Outlook 2013 (Early Release Overview).
Tight oil
Other lower 48 onshore
Lower 48 offshore
Alaska
8
6
4
2
0
1990
2000
2010
2020
2030
2040



U.S. dry natural gas production by source,1990-2040
(trillion cubic feet)
History
2011
Projections
Source: EIA, Annual Energy Outlook 2013 (Early Release Overview).
Shale gas
Tight gas
Alaska
Coalbed methane
Associated with oil
Nonassociated offshore
Nonassociated onshore
35
30
25
20
15
10
5
0
1990
2000
2010
2020
2030
2040

# Frac Rig Diagram


Engine
Transmission
Pump







# EBITDA

(See Appendices IX & X for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)


$ millions
% sales
$70
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
20%
15%
10%
5%
0%
-5%
-10%
-15%
FY11
FY12
FY13
FY14
FY15
FY16
TTM
$43.5
$56.8
$21.1
$19.5
$26.5
-$16.1
-$13.7
14.0%
16.0%
7.4%
7.4%
10.0%
-9.7%
-8.3%
EBITDA
% of Sales

* See Appendix XI for reconciliation of TTM figures to reported figures.

# Non-GAAP Financial Disclosures

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.

# Reconciliation of Net Earnings to EBITDA

| *in $ thousands, except % data* | TTM | 2016 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|---|---|
| **Net Earnings** | **$ (11,477)** | **$ (13,104)** | **$ 11,173** | **$ 3,644** | **$ 3,882** | **$ 26,743** | **$ 17,997** |
| Income Taxes | (11,126) | (12,282) | 4,515 | 4,226 | 4,986 | 17,815 | 13,897 |
| Interest Expense | 388 | 426 | 606 | 936 | 1,435 | 1,475 | 1,719 |
| Depreciation & Amortization | 8,542 | 8,847 | 10,161 | 10,657 | 10,838 | 10,756 | 9,904 |
| **Earnings before interest, taxes, depreciation and amortization** | **$ (13,673)** | **$ (16,113)** | **$ 26,455** | **$ 19,463** | **$ 21,141** | **$ 56,789** | **$ 43,517** |
| **Net Sales** | $ 164,744 | $ 166,282 | $ 265,790 | $ 263,909 | $ 285,282 | $ 355,870 | $ 310,393 |
| **EBITDA as a % of Sales** | ***-8.3%*** | ***-9.7%*** | ***10.0%*** | ***7.4%*** | ***7.4%*** | ***16.0%*** | ***14.0%*** |

* **See Appendix XI for reconciliation of TTM figures to reported figures.**

**NOTE:** 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

# Reconciliation of TTM Data to Reported Quarterly Figures

| | FY 11** | FY 12** | FY 13** | FY 14** | FY15** | Q1 '16* | Q2 '16* | Q3 '16* | Q4 '16* | FY16 | Q1 '17* | TTM |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Sales | $310,393 | $355,870 | $285,282 | $ 263,909 | $265,790 | $ 37,373 | $ 44,829 | $ 41,434 | $ 42,646 | $ 166,282 | $35,835 | $ 164,744 |
| Gross Profit | 107,683 | 121,632 | 80,025 | 77,254 | 83,032 | 8,190 | 11,606 | 9,618 | 11,181 | 40,595 | 9,173 | 41,578 |
| ME&A | 72,967 | 76,761 | 70,012 | 68,367 | 65,127 | 15,240 | 14,592 | 14,072 | 13,208 | 57,112 | 12,475 | 54,347 |
| Operating Income | 34,716 | 44,871 | 10,013 | 8,887 | 17,905 | (6,550) | (3,557) | (4,726) | (9,763) | (24,596) | (3,560) | (21,606) |
| Interest Exp | 1,719 | 1,475 | 1,435 | 936 | 606 | 91 | 109 | 156 | 70 | 426 | 53 | 388 |
| Net Earnings | 17,997 | 26,743 | 3,882 | 3,644 | 11,173 | (4,323) | (2,301) | (963) | (5,517) | (13,104) | (2,696) | (11,477) |
| EPS, Diluted | $ 1.57 | $ 2.31 | $ 0.34 | $ 0.32 | $ 0.99 | $ (0.39) | $ (0.21) | $ (0.09) | $ (0.48) | $ (1.17) | $ (0.24) | $ (1.02) |
| EPS, Basic | $ 1.59 | $ 2.34 | $ 0.34 | $ 0.32 | $ 0.99 | $ (0.39) | $ (0.21) | $ (0.09) | $ (0.48) | $ (1.17) | $ (0.24) | $ (1.02) |
| CAPEX | 12,028 | 13,733 | 6,582 | 7,245 | 9,049 | 1,403 | 1,473 | 678 | 660 | 4,214 | 201 | 3,012 |
| Deprec. | 9,904 | 10,756 | 10,838 | 10,657 | 10,161 | 2,221 | 2,202 | 2,213 | 2,211 | 8,847 | 1,916 | 8,542 |
| Oper Cash Flow | 13,860 | 14,444 | 24,476 | 25,749 | 17,060 | (2,372) | (2,077) | (886) | 8,726 | 3,391 | (2,985) | 2,778 |
| Dividends | 3,411 | 3,886 | 4,079 | 4,059 | 4,061 | 1,019 | 1,022 | - | - | 2,041 | - | 1,022 |
| | | | | | - | | | | | - | | - |
| Pretax Income | 32,029 | 44,756 | 9,237 | 8,096 | 15,900 | (6,483) | (3,897) | (5,069) | (9,846) | (25,295) | (3,723) | (22,535) |
| Taxes | 13,897 | 17,815 | 4,986 | 4,226 | 4,515 | (2,208) | (1,608) | (4,138) | (4,328) | (12,282) | (1,052) | (11,126) |

* Quaterly Data is from the Company's unaudited quarterly Form 10-Q filings with the SEC.

** Annual Data is from the Company's audited Form 10-K filing with the SEC.

**NOTE:** 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

# Fiscal Year Condensed Consolidated Statements of Operations

| ($ thousands, per Form 10-K) | 2016 | 2015 | 2014 | 2013 | 2012 | 2011 |
|---|---|---|---|---|---|---|
| **Sales** | $ 166,282 | $ 265,790 | $ 263,909 | $ 285,282 | $ 355,870 | $ 310,393 |
| **Gross Profit** | 40,595 | 83,032 | 77,254 | 80,025 | 121,632 | 107,683 |
| | *24.4%* | *31.2%* | *29.3%* | *28.1%* | *34.2%* | *34.7%* |
| **MEA Expense** | 57,113 | 64,264 | 67,406 | 67,899 | 73,091 | 72,967 |
| | *34.3%* | *24.2%* | *25.5%* | *23.8%* | *20.5%* | *23.5%* |
| **Restructuring/Impairment** | 8,523 | 3,282 | 961 | 2,113 | 3,670 | - |
| **Interest Expense** | 426 | 606 | 936 | 1,435 | 1,475 | 1,719 |
| **Misc. Exp/(Inc)** | (172) | (1,020) | (145) | (659) | (1,360) | 968 |
| **Pretax Earnings** | (25,295) | 15,900 | 8,096 | 9,237 | 44,756 | 32,029 |
| **Income Taxes** | (12,282) | 4,515 | 4,226 | 4,986 | 17,815 | 13,897 |
| **Minority Interest** | (91) | (212) | (226) | (369) | (198) | (135) |
| **Net Earnings** | $ (13,104) | $ 11,173 | $ 3,644 | $ 3,882 | $ 26,743 | $ 17,997 |
| **EBITDA** | $ (16,113) | $ 26,455 | $ 19,463 | $ 21,141 | $ 56,789 | $ 43,517 |
| **DILUTED EPS** | $ (1.17) | $ 0.99 | $ 0.32 | $ 0.34 | $ 2.31 | $ 1.57 |

**NOTE:** 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

# 1st Fiscal Quarter: Condensed Consolidated Statements of Operations

| ($ thousands, unaudited) | 2017 | 2016 | 2015 | 2014 | 2013 |
|---|---|---|---|---|---|
| **Sales** | $ 35,835 | $ 37,373 | $ 64,824 | $ 66,426 | $ 68,793 |
| **Gross Profit** | 9,173 | 8,190 | 22,389 | 20,667 | 19,416 |
| | *25.6%* | *21.9%* | *34.5%* | *31.1%* | *28.2%* |
| **MEA Expense** | 12,475 | 15,240 | 15,910 | 15,517 | 16,620 |
| | *34.8%* | *40.8%* | *24.5%* | *23.4%* | *24.2%* |
| **Restructuring of Operations** | 258 | (500) | - | 1,094 | - |
| **Interest Expense** | 53 | 91 | 164 | 254 | 306 |
| **Misc. Exp/(Inc)** | 110 | (158) | (340) | (34) | 127 |
| **Pretax Earnings** | (3,723) | (6,483) | 6,655 | 3,836 | 2,363 |
| **Income Taxes** | (1,052) | (2,208) | 2,593 | 2,472 | 1,097 |
| **Minority Interest** | (25) | (48) | (19) | (87) | (35) |
| **Net Earnings** | $ (2,696) | $ (4,323) | $ 4,043 | $ 1,277 | $ 1,231 |

**NOTE:** 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

# Operating Cash Flows – Fiscal Year


$ millions
% sales
$40
$35
$30
$25
$20
$15
$10
$5
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
$11.5
$35.1
$13.9
$14.4
$24.5
$25.7
$17.1
$3.4
$3.1
3.9%
15.4%
4.5%
4.0%
8.5%
9.8%
6.4%
2.0%
1.9%
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
TTM*
Cash Flows from Operations
% of Sales

* See Appendix X for reconciliation of TTM figures to reported figures.

# Express Joystick System® in Action


Twin Disc Express Joystick System® - Part I
EXPRESS
JOYSTICK SYSTEM
TWIN DISC
You Tube
0:08 / 4:25

Go to http://www.twindisc.com/en/marine/marine-products/express-joystick-system to see the new revolutionary Twin Disc Express Joystick System® in action.